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                                                                    EXHIBIT 32.2
                                                                   TIFFANY & CO.
                                                             REPORT ON FORM 10-K

                                  CERTIFICATION

 PURSUANT TO 18 U.S.C. 1350 AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT
                                     OF 2002

     In connection with the Annual Report of Tiffany & Co. (the "Company") on Form 10-K for the period ended January 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James N. Fernandez, as Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 30, 2007


                                        /s/ James. N. Fernandez
                                        ----------------------------------------
                                        James N. Fernandez
                                        Executive Vice President and
                                        Chief Financial Officer